Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST 1993-3

KEY PERFORMANCE FACTORS
July, 1998

Scheduled Maturity                                      3/15/99


Coupon                                                  5.40%


Excess Protection Level
   3 Month Average  7.72%
     July, 1998  8.82%
     June, 1998  6.98%
     May, 1998  7.37%



Cash Yield                                              22.08%


Investor Charge Offs                                    5.86%


Base Rate                                               7.40%


Over 35 Day Delinquency                                 5.30%


Seller's Interest                                       29.88%


Total Payment Rate                                      11.51%


Total Principal Balance                                $4,551,722,416.34


Investor Participation Amount                          $500,000,000.00


Seller Participation Amount                            $1,360,055,749.6